Exhibit 99.1
P.O. BOX 3795     HOUSTON, TEXAS 77253     TEL 832 357 3000     FAX 832 357 5503

For more information:	Dennis Barber, Investor Relations: 832-357-3042
Laurie Fickman, Media Relations: 832-357-7720
www.rrienergy.com

For immediate release:	July 30, 2010
RRI Energy Reports Second Quarter 2010 Results
•	Merger with Mirant to create GenOn Energy expected to close by the end of the year
•	Significant near-term value creation driven by $150 million annual cost savings

•	Strengthened balance sheet and enhanced financial flexibility

•	Increased scale and geographic diversity across regions

•	Well positioned to benefit from improvement in market conditions
•	Captured approximately $400 million in additional future forward capacity revenue

•	Second quarter financial results reflect depressed commodity prices and weak economic conditions

•	Planned outage investments to improve future operating performance
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of $4 million for the second quarter of 2010, compared to ($10) million for the second quarter of 2009. The improvement was primarily due to improved energy margins and capacity prices. The company reported break-even adjusted EBITDA in the second quarter of 2010, compared to ($78) million in the second quarter of 2009. The improvement was due to the items mentioned above and a reduction on losses from coal hedges. The free cash flow deficit from continuing operations during the first half of 2010 improved to $85 million, compared to $147 million for the first half of 2009.
“Our proposed merger with Mirant Corporation will create significant near-term value for shareholders while preserving the fundamental value proposition of a recovery in commodity prices and supply and demand fundamentals,” said Mark Jacobs, president and chief executive officer of RRI Energy. “We are making excellent progress toward completing the steps necessary to finalize the merger and expect to close the transaction by the end of the year. Additionally, during the second quarter the company captured approximately $400 million in additional future forward capacity revenue. These revenues, primarily from the PJM assets, represent an important, stable and visible revenue stream.”
During the second quarter of 2010, RRI participated in the PJM RPM base residual auction for planning year 2013. Planning year 2013 is June 1, 2013 through May 31, 2014. RRI sold approximately 7,100 megawatts of capacity capturing capacity revenue of approximately $400 million.

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Open EBITDA was $29 million for the first six months of 2010, compared to ($4) million for the same period of 2009. Adjusted EBITDA was $32 million for the first six months of 2010, compared to ($58) million for the same period of 2009. The improvements were due to the same factors as described above.
The loss from continuing operations before income taxes for the second quarter of 2010 was $188 million, compared to $185 million for the second quarter of 2009. The 2010 reported results include net unrealized losses from energy derivatives of $66 million and $14 million in merger-related costs. The reported numbers for 2009 include net unrealized gains from energy derivatives of $7 million.
The loss from continuing operations before income taxes for the first six months of 2010 was $402 million, compared to $325 million for the first six months of 2009. The 2010 reported results include net unrealized gains from energy derivatives of $61 million, a $17 million charge for western states and similar settlements, $14 million in merger-related costs and a $248 million charge for long-lived assets impairments. The reported numbers for 2009 include net unrealized losses from energy derivatives of $37 million. Operating cash flow from continuing operations was $27 million for the first half of 2010, compared to ($96) million for the same period of 2009.
Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow used in continuing operations

•	Free cash flow used in continuing operations

•	Open energy gross margin

•	Other margin

•	Open gross margin

•	Total controllable costs

•	Total controllable costs/MWh

•	Total controllable costs/MW capacity

•	Gross debt

•	Net debt

•	Operation and maintenance, excluding severance

•	General and administrative, excluding severance and merger-related costs
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

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Webcast Of Earnings Conference Call
RRI Energy will host its second quarter 2010 earnings conference call beginning at 8:30 a.m. Eastern Time on Friday, July 30, 2010. The conference call will be webcast live with audio and slides at www.rrienergy.com in the Investor Relations section. A replay of the call can be accessed approximately two hours after the call’s completion.
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI routinely posts all important information on its web site at www.rrienergy.com.
Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, possible transactions, dispositions, financings or offerings, and our view of economic and market conditions. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “think”, “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, statements about the benefits of the proposed merger involving us and Mirant Corporation, including our future financial position and operating results and the expected timing or ability to obtain necessary approvals and financing and to complete the merger, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emission allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness and other factors we discuss or refer to in the “Risk Factors” sections of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC). Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Additional Information and Where To Find It
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between us and Mirant, on May 28, 2010, we filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of

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us and Mirant and that also constitutes a preliminary prospectus of us. On July 6, 2010, we amended these materials. These materials are not yet final and will be further amended. We and Mirant will distribute the final joint proxy statement/prospectus to our respective shareholders. We and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the preliminary joint proxy statement/prospectus that is a part of the registration statement, and the definitive joint proxy statement/prospectus, when available, because they contain or will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from our website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
Participants in The Merger Solicitation
We, Mirant, and our respective directors, executive officers and certain other members of management and employees may be soliciting proxies from our and Mirant shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of our and Mirant shareholders in connection with the proposed merger is contained the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus when it becomes available. You can find information about our executive officers and directors in our definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010 and supplemented on April 28, 2010. Additional information about our executive officers and directors and Mirant’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from us and Mirant as described above.
###

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RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(thousands of dollars, except per share amounts)

Revenues:
Revenues (including $(56,755), $(21,842), $49,085 and $(26,130) unrealized gains (losses))	$400,198	$389,777	$1,004,908	$855,961

Expenses:
Cost of sales (including $(8,841), $28,486, $12,422 and $(10,969) unrealized gains (losses))	264,998	280,067	531,799	604,741
Operation and maintenance	183,204	156,964	343,619	314,110
General and administrative	35,470	27,645	56,188	56,659
Western states litigation and similar settlements	—	—	17,000	—
Gains on sales of assets and emission and exchange allowances, net	(619)	(1,241)	(1,036)	(20,171)
Long-lived assets impairments	—	—	247,715	—
Depreciation and amortization	69,148	67,646	131,468	135,504

Total operating expense	552,201	531,081	1,326,753	1,090,843

Operating Loss	(152,003)	(141,304)	(321,845)	(234,882)

Other Income (Expense):
Debt extinguishments gains	—	844	—	844
Interest expense	(36,588)	(45,067)	(82,629)	(91,986)
Interest income	150	721	366	969
Other, net	1,063	(530)	2,623	62

Total other expense	(35,375)	(44,032)	(79,640)	(90,111)

Loss from Continuing Operations Before Income Taxes	(187,378)	(185,336)	(401,485)	(324,993)
Income tax expense (benefit)	(11,232)	(81,644)	50,852	(115,520)

Loss from Continuing Operations	(176,146)	(103,692)	(452,337)	(209,473)
Income from discontinued operations	4,029	907,258	3,514	861,626

Net Income (Loss)	$(172,117)	$803,566	$(448,823)	$652,153

Basic/Diluted Earnings (Loss) Per Share:
Loss from continuing operations	$(0.50)	$(0.30)	$(1.28)	$(0.60)
Income from discontinued operations	0.01	2.59	0.01	2.46

Net income (loss)	$(0.49)	$2.29	$(1.27)	$1.86

Weighted Average Common Shares Outstanding (in thousands):
- Basic	353,473	350,665	353,390	350,577
- Diluted	353,473	350,665	353,390	350,577
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment
and Adjusted and Open Data
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	Change	2010	2009	Change
	(millions of dollars)

East coal open gross margin (1)	$118	$84	$34	$255	$210	$45
East gas open gross margin (1)	62	49	13	111	88	23
West open gross margin (1)	18	25	(7)	30	37	(7)
Other open gross margin (1)	8	14	(6)	14	27	(13)

Total	206	172	34	410	362	48

Operation and maintenance, excluding severance	(182)	(154)	(28)	(342)	(310)	(32)
General and administrative, excluding severance and merger-related costs	(21)	(27)	6	(42)	(56)	14
Other income (loss), net	1	(1)	2	3	—	3

Open EBITDA	4	(10)	14	29	(4)	33

Hedges and other items	(5)	(70)	65	2	(74)	76
Gains on sales of assets and emission and exchange allowances, net	1	2	(1)	1	20	(19)

Adjusted EBITDA	—	(78)	78	32	(58)	90

Unrealized gains (losses) on energy derivatives	(66)	7	(73)	61	(37)	98
Western states litigation and similar settlements	—	—	—	(17)	—	(17)
Severance (2)	(2)	(4)	2	(2)	(5)	3
Merger-related costs (3)	(14)	—	(14)	(14)	—	(14)
Long-lived assets impairments	—	—	—	(248)	—	(248)
Debt extinguishments gains	—	1	(1)	—	1	(1)

EBITDA	(82)	(74)	(8)	(188)	(99)	(89)

Depreciation and amortization	(69)	(67)	(2)	(131)	(135)	4
Interest expense, net	(37)	(44)	7	(83)	(91)	8

Loss from continuing operations before income taxes	$(188)	$(185)	$(3)	$(402)	$(325)	$(77)

(1)	Segment profitability measure consists of open energy gross margin and other margin.

(2)	Includes severance classified in operation and maintenance and general and administrative expenses.

(3)	Includes merger-related costs classified in general and administrative expense.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets

	June 30, 2010	December 31, 2009
	(thousands of dollars, except per share amounts)
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$563,183	$943,440
Restricted cash	2,897	24,093
Accounts and notes receivable, principally customer, net	155,760	152,569
Inventory	278,382	331,584
Derivative assets	129,973	132,062
Margin deposits	149,000	198,582
Prepayments and other current assets	92,637	86,844
Current assets of discontinued operations ($23,394 and $55,855 of margin deposits)	55,901	108,476

Total current assets	1,427,733	1,977,650

Property, plant and equipment, gross	5,933,586	6,330,879
Accumulated depreciation	(1,652,470)	(1,728,566)

Property, Plant and Equipment, net	4,281,116	4,602,313

Other Assets:
Other intangibles, net	293,803	305,913
Derivative assets	45,239	53,138
Prepaid lease	267,942	277,370
Other ($27,648 and $33,793 accounted for at fair value)	196,572	239,078
Long-term assets of discontinued operations	3,528	5,232

Total other assets	807,084	880,731

Total Assets	$6,515,933	$7,460,694

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt	$106	$404,505
Accounts payable, principally trade	105,053	142,787
Derivative liabilities	91,973	151,461
Margin deposits	15,064	2,860
Other	184,348	169,898
Current liabilities of discontinued operations ($0 and $11,000 of margin deposits)	23,620	58,452

Total current liabilities	420,164	929,963

Other Liabilities:
Derivative liabilities	38,793	61,436
Other	284,868	260,547
Long-term liabilities of discontinued operations	14,165	13,700

Total other liabilities	337,826	335,683

Long-term Debt	1,949,717	1,949,771

Commitments and Contingencies
Temporary Equity Stock-based Compensation	6,287	6,890

Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 353,426,741 and 352,785,985 issued)	114	114
Additional paid-in capital	6,267,849	6,259,248
Accumulated deficit	(2,421,212)	(1,972,389)
Accumulated other comprehensive loss	(44,812)	(48,586)

Total stockholders’ equity	3,801,939	4,238,387

Total Liabilities and Equity	$6,515,933	$7,460,694

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2010	2009
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$(448,823)	$652,153
Income from discontinued operations	(3,514)	(861,626)

Loss from continuing operations	(452,337)	(209,473)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	131,468	135,504
Deferred income taxes	50,220	(115,850)
Net changes in energy derivatives	(58,911)	37,099
Gains on sales of assets and emission and exchange allowances, net	(1,036)	(20,171)
Western states litigation and similar settlements	17,000	—
Long-lived assets impairments	247,715	—
Amortization of deferred financing costs	3,447	3,497
Other, net	(1,051)	8,245
Changes in other assets and liabilities:
Accounts and notes receivable, net	(843)	126,059
Inventory	50,419	12,610
Margin deposits, net	61,786	(50,402)
Net derivative assets and liabilities	(629)	(21,965)
Accounts payable	(19,416)	(7,453)
Other current assets	(4,448)	2,529
Other assets	2,373	9,073
Taxes payable/receivable	(2,101)	(4,936)
Other current liabilities	1,171	(4,207)
Other liabilities	2,015	3,322

Net cash provided by (used in) continuing operations from operating activities	26,842	(96,519)
Net cash provided by discontinued operations from operating activities	26,131	508,602

Net cash provided by operating activities	52,973	412,083

Cash Flows from Investing Activities:
Capital expenditures	(49,898)	(114,964)
Proceeds from sales of assets, net	7,193	35,931
Proceeds from sales of emission and exchange allowances	123	19,175
Purchases of emission allowances	—	(5,662)
Restricted cash	4,546	(57)
Other, net	3,300	1,500

Net cash used in continuing operations from investing activities	(34,736)	(64,077)
Net cash provided by (used in) discontinued operations from investing activities	(4,402)	299,004

Net cash provided by (used in) investing activities	(39,138)	234,927

Cash Flows from Financing Activities:
Payments of long-term debt	(399,809)	(44,780)
Proceeds from issuances of stock	1,890	2,309

Net cash used in continuing operations from financing activities	(397,919)	(42,471)
Net cash used in discontinued operations from financing activities	—	(225,300)

Net cash used in financing activities	(397,919)	(267,771)

Net Change in Cash and Cash Equivalents, Total Operations	(384,084)	379,239
Less: Net Change in Cash and Cash Equivalents, Discontinued Operations	(3,827)	(103,359)
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	943,440	1,004,367

Cash and Cash Equivalents at End of Period, Continuing Operations	$563,183	$1,486,965

Free Cash Flow Reconciliation
(Unaudited)

	Six Months Ended June 30,
	2010	2009
	(millions of dollars)

Operating cash flow from continuing operations	$27	$(96)
Change in margin deposits, net	(62)	50

Adjusted cash flow used in continuing operations	(35)	(46)

Capital expenditures	(50)	(115)
Proceeds from sales of emission and exchange allowances	—	19
Purchases of emission allowances	—	(5)

Free cash flow used in continuing operations	$(85)	$(147)

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Power Generation Operational and Financial Data
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	Change	2010	2009	Change
	(in millions)			(in millions)

East Coal
Open energy gross margin (1)	$68	$43	$25	$156	$135	$21
Other margin (2)	50	41	9	99	75	24

Open gross margin (3) (4)	$118	$84	$34	$255	$210	$45

East Gas
Open energy gross margin (1)	$10	$5	$5	$10	$6	$4
Other margin (2)	52	44	8	101	82	19

Open gross margin (3) (4)	$62	$49	$13	$111	$88	$23

West
Open energy gross margin (1)	$—	$8	$(8)	$—	$9	$(9)
Other margin (2)	18	17	1	30	28	2

Open gross margin (3) (4)	$18	$25	$(7)	$30	$37	$(7)

Other
Open energy gross margin (1)	$—	$—	$—	$—	$—	$—
Other margin (2)	8	14	(6)	14	27	(13)

Open gross margin (3) (4)	$8	$14	$(6)	$14	$27	$(13)

Total
Open energy gross margin (1)	$78	$56	$22	$166	$150	$16
Other margin (2)	128	116	12	244	212	32

Open gross margin (4)	$206	$172	$34	$410	$362	$48

Total margin capture factor (5)	83.6%	86.7%	-3.1%	83.0%	85.9%	-2.9%

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	Change	2010	2009	Change

Generation (GWh) (6):
East Coal	4,704.9	4,682.3	22.6	10,078.3	9,768.0	310.3
East Gas	694.4	477.8	216.6	787.4	634.1	153.3
West	5.3	97.0	(91.7)	26.5	225.1	(198.6)
Other	37.5	62.3	(24.8)	37.5	62.3	(24.8)

Total	5,442.1	5,319.4	122.7	10,929.7	10,689.5	240.2

Open Energy Unit Margin ($/MWh) (7):
East Coal	$14.45	$9.18	$5.27	$15.48	$13.82	$1.66
East Gas	14.40	10.46	3.94	12.70	9.46	3.24
West	—	82.47	(82.47)	—	39.98	(39.98)
Other	—	—	—	—	—	—

Weighted average total	$14.33	$10.53	$3.80	$15.19	$14.03	$1.16

(1)	Open energy gross margin is calculated using the day-ahead and real-time market power sales prices received by the plants less market-based delivered fuel costs.

(2)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial strategies relating to optimizing our assets.

(3)	Segment profitability measure.

(4)	This figure excludes the effects of hedges and other items and unrealized gains/losses on energy derivatives.

(5)	Total margin capture factor is calculated by dividing open gross margin generated by the plants by the total available open gross margin, assuming 100% availability.

(6)	Excludes generation related to power purchase agreements.

(7)	Represents open energy gross margin divided by generation.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Total Controllable Costs Metrics
(Unaudited)
Efficiency Measures — Total Controllable Costs

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(in millions, except per MWh and per MW data)

Operation and maintenance, excluding severance (1)	$182	$154	$342	$310
REMA lease expense	(15)	(15)	(30)	(30)
General and administrative, excluding severance and merger-related costs (1)	21	27	42	56
Maintenance capital expenditures	14	16	20	35

Total Controllable Costs	$202	$182	$374	$371

TWh generation	5.4	5.3	10.9	10.7
Total Controllable Costs/MWh	$37	$34	$34	$35
MW capacity (2)	14,581	14,563	14,581	14,563
Total Controllable Costs ($ thousands)/MW capacity	$13.9	$12.5	$25.6	$25.5
Reconciliation

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(in millions, except per MWh and per MW data)

Operation and maintenance (O&M)	$184	$157	$344	$314
General and administrative (G&A)	35	28	56	57
Capital expenditures	32	60	50	115

Total operation and maintenance, general and administrative and capital expenditures	$251	$245	$450	$486

Total Controllable Costs	$202	$182	$374	$371
REMA lease expense in operation and maintenance	15	15	30	30
Severance included in operation and maintenance	2	3	2	4
Severance included in general and administrative	—	1	—	1
Merger-related costs included in general and administrative	14	—	14	—
Environmental capital expenditures	12	37	22	66
Capitalized interest	6	7	8	14

Total operation and maintenance, general and administrative and capital expenditures	$251	$245	$450	$486

TWh generation	5.4	5.3	10.9	10.7

Total O&M, G&A and capital expenditures/MWh	$46	$46	$41	$45

MW capacity (2)	14,581	14,563	14,581	14,563
Total O&M, G&A and capital expenditures ($ thousands)/MW capacity	$17.2	$16.8	$30.9	$33.4

(1)	Excludes severance charges incurred in connection with (a) repositioning the company in connection with the sale of our retail business and (b) implementing our plant-specific operating model. We also exclude merger-related costs classified in general and administrative, including financial advisory fees, legal costs, stock-based compensation expense related to the modification of our stock options and other merger-related expenses.

(2)	MW capacity changed from June 30, 2009 to June 30, 2010 as a result of MW re-ratings that occurred during the fourth quarter of 2009.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
East Coal
(Unaudited)

	Net Generating	Heat Rate	Q2 Total Margin Capture Factor		Q2 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010	2009	2010	2009

Cheswick	560	10.0	47.1%	62.5%	303.0	478.6
Conemaugh (1)	281	9.4	86.4%	94.5%	377.9	477.2
Elrama	460	11.3	79.1%	81.3%	142.6	168.5
Keystone (1)	284	9.5	98.7%	81.8%	597.7	424.3
Portland	401	9.8	61.4%	89.2%	273.6	598.6
Seward	525	9.6	87.0%	76.1%	1,027.6	785.5
Shawville (1)	597	10.3	87.4%	78.9%	831.2	422.3
Titus	243	10.8	87.9%	88.4%	170.7	241.5
Avon Lake	763	9.3	77.6%	97.7%	738.3	881.0
New Castle	333	10.6	93.0%	83.5%	145.6	175.3
Niles	244	10.5	62.1%	48.5%	96.7	29.5

East Coal Total	4,691		78.3%	81.1%	4,704.9	4,682.3

	Net Generating	Heat Rate	Q2 YTD Total Margin Capture Factor		Q2 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010	2009	2010	2009

Cheswick	560	10.0	60.9%	77.6%	1,061.0	1,240.2
Conemaugh (1)	281	9.4	90.9%	96.6%	909.5	1,025.6
Elrama	460	11.3	78.7%	79.7%	283.7	246.4
Keystone (1)	284	9.5	95.7%	86.8%	1,111.8	923.5
Portland	401	9.8	69.2%	84.4%	706.9	1,192.5
Seward	525	9.6	73.4%	64.3%	1,682.6	1,366.7
Shawville (1)	597	10.3	83.5%	88.7%	1,582.9	1,151.4
Titus	243	10.8	87.3%	93.6%	400.1	573.1
Avon Lake	763	9.3	80.6%	88.7%	1,646.6	1,623.1
New Castle	333	10.6	93.9%	83.7%	409.7	303.3
Niles	244	10.5	72.5%	57.1%	283.5	122.2

East Coal Total	4,691		78.7%	81.9%	10,078.3	9,768.0

(1)	The Company leases a 100% interest in the Shawville plant, a 16.67% interest in the Keystone plant and a 16.45% interest in the Conemaugh plant under facility lease agreements, which expire in 2026, 2034 and 2034, respectively. The table includes our net share of capacity of these plants.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
East Gas
(Unaudited)

	Net Generating	Heat Rate	Q2 Total Margin Capture Factor				Q2 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Aurora	878	10.5	NM	(1)	NM	(1)	11.1	9.8
Blossburg	19	14.6	NM	(1)	NM	(1)	—	—
Brunot Island	289	10.4	NM	(1)	NM	(1)	2.9	3.4
Gilbert	536	11.0	NM	(1)	NM	(1)	1.7	0.5
Glen Gardner	160	14.6	NM	(1)	NM	(1)	—	—
Hamilton	20	14.8	NM	(1)	NM	(1)	—	0.4
Hunterstown	60	14.8	NM	(1)	NM	(1)	1.2	1.1
Hunterstown CCGT	810	7.0	94.4%		94.8%		675.3	462.2
Mountain	40	14.3	NM	(1)	NM	(1)	1.1	0.2
Orrtanna	20	14.4	NM	(1)	NM	(1)	0.1	—
Portland	169	11.2	NM	(1)	NM	(1)	0.1	—
Sayreville	224	13.8	NM	(1)	NM	(1)	0.6	—
Shawnee	20	14.0	NM	(1)	NM	(1)	—	—
Shawville (2)	6	10.2	NM	(1)	NM	(1)	—	—
Titus	31	17.4	NM	(1)	NM	(1)	—	—
Tolna	39	14.2	NM	(1)	NM	(1)	0.3	—
Warren	68	12.8	NM	(1)	NM	(1)	—	—
Werner	212	13.8	NM	(1)	NM	(1)	—	0.2
Shelby	356	9.8	NM	(1)	NM	(1)	—	—

East Gas Total	3,957		91.2%		92.1%		694.4	477.8

	Net Generating	Heat Rate	Q2 YTD Total Margin Capture Factor				Q2 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Aurora	878	10.5	NM	(1)	NM	(1)	11.4	11.1
Blossburg	19	14.6	NM	(1)	NM	(1)	0.3	0.1
Brunot Island	289	10.4	NM	(1)	NM	(1)	4.9	3.4
Gilbert	536	11.0	NM	(1)	NM	(1)	2.4	8.3
Glen Gardner	160	14.6	NM	(1)	NM	(1)	0.1	—
Hamilton	20	14.8	NM	(1)	NM	(1)	—	0.5
Hunterstown	60	14.8	NM	(1)	NM	(1)	1.3	1.4
Hunterstown CCGT	810	7.0	95.3%		94.4%		764.1	603.6
Mountain	40	14.3	NM	(1)	NM	(1)	1.2	1.7
Orrtanna	20	14.4	NM	(1)	NM	(1)	0.1	—
Portland	169	11.2	NM	(1)	NM	(1)	0.1	1.9
Sayreville	224	13.8	NM	(1)	NM	(1)	1.2	1.2
Shawnee	20	14.0	NM	(1)	NM	(1)	—	—
Shawville (2)	6	10.2	NM	(1)	NM	(1)	—	—
Titus	31	17.4	NM	(1)	NM	(1)	—	—
Tolna	39	14.2	NM	(1)	NM	(1)	0.3	0.3
Warren	68	12.8	NM	(1)	NM	(1)	—	—
Werner	212	13.8	NM	(1)	NM	(1)	—	0.6
Shelby	356	9.8	NM	(1)	NM	(1)	—	—

East Gas Total	3,957		91.4%		92.1%		787.4	634.1

(1)	NM is not meaningful.

(2)	The Company leases a 100% interest in the Shawville plant under a facility lease agreement, which expires in 2026. The table includes our net share of capacity of this plant.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)
West

	Net Generating	Heat Rate	Q2 Total Margin Capture Factor				Q2 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Coolwater	622	10.1	NM	(1)	NM	(1)	—	15.4
Ellwood (2)	54	13.3	NM	(1)	NM	(1)	—	—
Etiwanda (2)	640	10.0	NM	(1)	NM	(1)	—	—
Mandalay (2)	560	10.9	NM	(1)	NM	(1)	—	47.6
Ormond Beach	1,516	9.6	NM	(1)	NM	(1)	5.3	34.0

West Total	3,392		92.1%		90.0%		5.3	97.0

	Net Generating	Heat Rate	Q2 YTD Total Margin Capture Factor				Q2 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Coolwater	622	10.1	NM	(1)	NM	(1)	0.8	16.1
Ellwood (2)	54	13.3	NM	(1)	NM	(1)	—	—
Etiwanda (2)	640	10.0	NM	(1)	NM	(1)	—	—
Mandalay (2)	560	10.9	NM	(1)	NM	(1)	10.6	114.8
Ormond Beach	1,516	9.6	NM	(1)	NM	(1)	15.1	94.2

West Total	3,392		86.6%		87.0%		26.5	225.1

Other

	Net Generating	Heat Rate	Q2 Total Margin Capture Factor				Q2 Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Choctaw	800	7.0	NM	(1)	NM	(1)	37.5	60.8
Indian River (2)(3)	587	10.5	NM	(1)	NM	(1)	—	—
Osceola (2)	470	11.0	NM	(1)	NM	(1)	—	1.5
Sabine (4)	54	N/A	N/A		N/A		N/A	N/A
Vandolah (5)	630	N/A	N/A		N/A		N/A	N/A

Other Total	2,541		NM	(1)	NM	(1)	37.5	62.3

	Net Generating	Heat Rate	Q2 YTD Total Margin Capture Factor				Q2 YTD Generation (GWh)
Unit Name	Capacity (MW)	(MMBtu/MWh)	2010		2009		2010	2009

Choctaw	800	7.0	NM	(1)	NM	(1)	37.5	60.8
Indian River (2)(3)	587	10.5	NM	(1)	NM	(1)	—	—
Osceola (2)	470	11.0	NM	(1)	NM	(1)	—	1.5
Sabine (4)	54	N/A	N/A		N/A		N/A	N/A
Vandolah (5)	630	N/A	N/A		N/A		N/A	N/A

Other Total	2,541		NM	(1)	NM	(1)	37.5	62.3

(1)	NM is not meaningful.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	This plant was mothballed in January 2010.

(4)	We own 50% interest in this plant located in Texas (non-ERCOT) having a net generating capacity of 108 MW. An unaffiliated party owns the other 50%. The table includes our net share of capacity of this plant.

(5)	We are party to a tolling agreement entitling us to 100% of the capacity of this Florida plant having 630 MW of net generating capacity. This tolling agreement expires in 2012 and is treated as an operating lease for accounting purposes.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
Capital Expenditures
(Unaudited)

	Three Months Ended June 30				Six Months Ended June 30,
	2010		2009		2010		2009
	(in millions)				(in millions)

Maintenance capital expenditures	$14		$16		$20		$35

Environmental capital expenditures	12		37		22		66
Capitalized interest	6	(1)	7	(2)	8	(1)	14	(2)

Total environmental capital expenditures and capitalized interest	18		44		30		80

Total capital expenditures	$32		$60		$50		$115

(1)	Relates primarily to environmental capital expenditures for SO2 emission reductions at our Cheswick plant, which is included in our East Coal segment.

(2)	Relates primarily to environmental capital expenditures for SO2 emission reductions at our Cheswick and Keystone plants, which are included in our East Coal segment.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009

RRI Energy, Inc. and Subsidiaries
GAAP Debt, Gross Debt and Net Debt
(Unaudited)

	June 30, 2010		December 31, 2009		Change
	(in millions)

Senior secured revolver	$—		$—		$—
Senior secured notes	279		279		—
Senior unsecured notes	1,300		1,300		—
Orion Power 12% notes (1)	—		405		(405)
PEDFA fixed-rate bonds for Seward plant	371		371		—

GAAP Debt	$1,950		$2,355		$(405)

Orion Power 12% notes purchase accounting adjustment	—		(5)		5
REMA operating leases (off-balance sheet)	423		423		—

Gross Debt	$2,373		$2,773		$(400)

Cash and cash equivalents	(563)		(943)		380
Restricted cash	(3)		(24)		21
Net margin deposits and cash collateral	(188	)(2)	(260	)(3)	72

Net Debt	$1,619		$1,546		$73

(1)	Orion Power 12% notes include purchase accounting adjustment of $5 million as of December 31, 2009. This debt was paid off in May 2010.

(2)	Includes $23 million related to discontinued operations and $31 million related to cash collateral.

(3)	Includes $45 million related to discontinued operations and $20 million related to cash collateral.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2009
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(832) 357-3042